UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2020 (April 16, 2020)

CRANE CO.

(Exact name of registrant as specified in its charter)

DELAWARE

(Sta te or other jurisdiction of incorporation)

Delaware	1-1657	13-1952290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 First Stamford Place Stamford CT	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 203-363-7300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement

On April 16, 2020 (the “Closing Date”), Crane Co. (“Crane”) and one of its wholly-owned foreign subsidiary companies (“Crane Sub”) entered into a new senior unsecured 364-day credit facility (the “364-Day Credit Agreement”), by and among Crane and Crane Sub, as borrowers, the financial institutions party thereto as lenders, and JPMorgan Chase Bank, N.A., as administrative agent. On the Closing Date, Crane borrowed term loans denominated in Dollars (the “Dollar Term Loans”) in an aggregate principal amount equal to $300 million, and Crane Sub borrowed term loans denominated in Euros (the “Euro Term Loans”) in an aggregate principal amount equal to €40 million under the 364-Day Credit Agreement.

Interest on the Dollar Term Loans accrues at a rate per annum equal to (a) a base rate (determined in a customary manner), plus a margin dependent upon ratings of Crane’s senior unsecured long-term debt (the “Index Debt Rating”) or (2) an adjusted LIBO rate (determined in a customary manner) for an interest period to be selected by Crane, plus a margin dependent upon the Index Debt Rating. Interest on the Euro Term Loans accrues at an adjusted LIBO rate (determined in a customary manner) for an interest period to be selected by Crane, plus a margin. The 364-Day Credit Agreement contains customary affirmative and negative covenants and customary events of default and acceleration for credit facilities of this type.

The foregoing is only a summary of the terms and conditions of the 364-Day Credit Agreement and is qualified in its entirety by reference to the full text of the 364-Day Credit Agreement attached to this Current Report as Exhibit 10.1.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 above is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits

10.1	364-Day Credit Agreement, dated as of April 16, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.

Dated: April 17, 2020	By:	/s/ Anthony M. D’Iorio
Anthony M. D’Iorio
Vice President, General Counsel and Secretary

3